Exhibit 10.40(c)
THIRD AMENDMENT TO THE SERIES 2003-1 SUPPLEMENT
          This THIRD AMENDMENT (this “Amendment”), dated as of January 27, 2006, amends the Series 2003-1 Supplement (the “Series 2003-1 Supplement”), dated as of January 28, 2003, as amended by the First Amendment thereto, dated as of June 3, 2004 and the Second Amendment thereto dated as of December 23, 2005, and is among CENDANT RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“CRCF”), CENDANT CAR RENTAL GROUP, LLC (formerly known as CENDANT CAR RENTAL GROUP, INC.) (“CCRG”), a limited liability company established under the laws of Delaware, as administrator, CENDANT CORPORATION, a corporation established under the laws of Delaware, as purchaser (in such capacity, the “Purchaser”), THE BANK OF NEW YORK, a New York banking corporation, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2003-1 Noteholders (in such capacity, the “Series 2003-1 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between CRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2003-1 Supplement, as applicable.
W I T N E S S E T H:
          WHEREAS, pursuant to Section 12.2(ii) of the Base Indenture, any amendment to any Supplement which extends the due date for any Note requires the consent of CRCF, the Trustee and each affected Noteholder of the applicable Series of Notes;
          WHEREAS, the parties desire to amend the Series 2003-1 Supplement to extend the Scheduled Expiry Date; and
          WHEREAS, CRCF has requested the Trustee, the Series 2003-1 Agent and the Series 2003-1 Noteholder to, and, upon the effectiveness of (i) this Amendment and (ii) the letter (the “Consent Letter”), dated as of the date hereof, among CRCF and the Series 2003-1 Noteholder, CRCF, the Trustee, the Series 2003-1 Agent and the Series 2003-1 Noteholder have agreed to, amend certain provisions of the Series 2003-1 Supplement as set forth herein;
          NOW, THEREFORE, it is agreed:
1.	Amendment of Defined Terms. The following defined term, as set forth in Article I(b) of the Series 2003-1 Supplement, is hereby amended and restated in its entirety as follows:
     “Scheduled Expiry Date” means June 28, 2006, as such date may be extended from time to time by the written agreement of each of CRCF, the CP Conduit Purchaser and the APA Bank.”

2.
Waiver of Notice Requirement and Consent to Extension Under Section 2.5(b). Each of CRCF and the Purchaser, by executing this Amendment, solely with respect to this Amendment, (i) hereby waives the requirement set forth in Section 2.5(b) of the Series 2003-1 Supplement that CRCF provide the Purchaser with five (5) days prior written notice of any proposed extension of the Scheduled Expiry Date and (ii) hereby agrees to the extension of the Scheduled Expiry Date as effected by this Amendment.

3.	This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2003-1 Supplement.

4.
This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following have occurred: (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment and (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment.

5.	From and after the Amendment Effective Date, all references to the Series 2003-1 Supplement shall be deemed to be references to the Series 2003-1 Supplement as amended hereby.

6.
This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

7.	THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

CENDANT RENTAL CAR FUNDING (AESOP) LLC, as Issuer
By:	/s/ Lori Gebron
	Name:	Lori Gebron
	Title:	Vice President

THE BANK OF NEW YORK, as Trustee and Series 2003-1 Agent
By:	/s/ John Bobko
	Name:	John Bobko
	Title:	Vice President

Acknowledged and Agreed:

CENDANT CORPORATION, as Purchaser

By:	/s/ Kevin Monaco

Name: Kevin Monaco
Title: Group Vice President and Assistant Treasurer